Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE
January 15, 2025

Broadway Financial Corporation Announces New Chief Banking Officer
Ruth McCloud, Chief Operating Officer, Retires After 10 Years of Service

LOS ANGELES, CA – (PR NEWSWIRE) – January 15, 2025 – Broadway Financial Corporation (“Broadway” or the “Company”) (NASDAQ: BYFC), parent company of City First Bank, National Association (the “Bank”), announced Chief Operating Officer, Ruth McCloud, provided notice on January 13, 2025, that she will be retiring from City First Bank on March 31, 2025.  Over the past decade, Ruth’s dedication and contributions have played an essential role in the Bank’s growth and success.

“It has been a singular pleasure working with Ruth over the years.  I am profoundly grateful for her outstanding efforts and deep commitment to our mission and success.  We wish her the absolute best as she embarks on her well-deserved retirement,” said Brian Argrett, President and Chief Executive Officer of Broadway.  Ruth will work with her team and broader bank leadership to ensure a seamless transition of her responsibilities prior to her departure.

John A. Allen Joins City First Bank as Chief Banking Officer

Broadway is also extremely pleased to announce the appointment of John A. Allen as Chief Banking Officer.  John joined City First Bank on January 13, 2025, in this key leadership role and newly created position. In this role, John will oversee Commercial Sales and Banking, Credit Administration, Operations, and Retail, ensuring these areas operate cohesively to drive growth, efficiency, our client experience, and operational excellence.  John will report directly to President & CEO Brian Argrett.

“We are absolutely thrilled to have John join our team,” said Argrett.  “Identifying the need for a powerful, mission driven executive leader to guide the strategic and day-to-day operational functions of our core business areas was essential.  This leadership role is vital to driving our continued excellence and positioning City First Bank for further long-term success. John’s deep tenacity, extensive expertise, recognized leadership, and proven track record will be instrumental in the effective execution of our strategic goals and mission objectives.”

John A. Allen brings over 30 years of experience in driving performance and effective strategic leadership within the financial services industry through several notable leadership positions at top financial institutions.  Most recently, John served as Region President for Wells Fargo across the Washington, D.C. metro area (including Baltimore, MD) where he was responsible for leading one of the premier regions.  Prior to joining Wells Fargo, John served as Executive Vice President & Region President at Santander Bank, managing retail, small business, and middle-market banking operations.  He also served as Market President at Capital One Bank, further showcasing his ability to lead and excel in diverse banking environments.

About Broadway Financial Corporation

Broadway Financial Corporation operates through its wholly-owned banking subsidiary, City First Bank, National Association, which is a leading mission-driven bank that serves low-to-moderate income communities within urban areas in Southern California and the Washington, D.C. market.

About the City First Bank

City First Bank offers a variety of commercial real estate loan products, services, and depository accounts that support investments in affordable housing, small businesses, and nonprofit community facilities located within low-to-moderate income neighborhoods.  City First Bank is a Community Development Financial Institution, Minority Depository Institution, Certified B Corp, and a member of the Global Alliance of Banking on Values.

Stockholders, analysts, and others seeking information about the Company are invited to write to: Broadway Financial Corporation, Investor Relations, 4601 Wilshire Boulevard, Suite 150, Los Angeles, CA 90010 or contact Investor Relations at the phone number or email address below.

Contacts

Investor Relations
Zack Ibrahim, Chief Financial Officer, (202) 243-7100
Investor.relations@cityfirstbroadway.com

Marketing
Cynthia Newell, Chief of Staff, (202) 243-7129
marketing@cityfirstbroadway.com

Cautionary Statement Regarding Forward-Looking Information

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations and capital allocation and structure, are forward-looking statements.  Forward‑looking statements typically include the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “poised,” “optimistic,” “prospects,” “ability,” “looking,” “forward,” “invest,” “grow,” “improve,” “deliver” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking.  These forward‑looking statements are subject to risks and uncertainties, including those identified below, which could cause actual future results to differ materially from historical results or from those anticipated or implied by such statements.  The following factors, among others, could cause future results to differ materially from historical results or from those indicated by forward‑looking statements included in this press release: (1) the level of demand for mortgage and commercial loans, which is affected by such external factors as general economic conditions, market interest rate levels, tax laws, and the demographics of our lending markets; (2) the direction and magnitude of changes in interest rates and the relationship between market interest rates and the yield on our interest‑earning assets and the cost of our interest‑bearing liabilities; (3) the rate and amount of credit losses incurred and projected to be incurred by us, increases in the amounts of our nonperforming assets, the level of our loss reserves and management’s judgments regarding the collectability of loans; (4) changes in the regulation of lending and deposit operations or other regulatory actions, whether industry-wide or focused on our operations, including increases in capital requirements or directives to increase allowances for credit losses or make other changes in our business operations; (5) legislative or regulatory changes, including those that may be implemented by the current administration in Washington, D.C. and the Federal Reserve Board; (6) possible adverse rulings, judgments, settlements and other outcomes of litigation; (7) actions undertaken by both current and potential new competitors; (8) the possibility of adverse trends in property values or economic trends in the residential and commercial real estate markets in which we compete; (9) the effect of changes in general economic conditions; (10) the effect of geopolitical uncertainties; (11) the impact of health crises on our future financial condition and operations; (12) the impact of any volatility in the banking sector due to the failure of certain banks due to high levels of exposure to liquidity risk, interest rate risk, uninsured deposits and cryptocurrency risk; and (13) other risks and uncertainties.  All such factors are difficult to predict and are beyond our control.  Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at http://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.

Forward-looking statements in this press release speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except to the extent required by law.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.